GORDON, HUGHES, & BANKS, LLP
                         5299 DTC Boulevard, Suite 1000
                          Greenwood Village, CO 80111

                             Telephone 303/770/5700
                                Fax 303/770/7581

August 4, 2005

Mr. Colin P. Gervaise-Brazier
President
PAYGARD, INC.
C/o Michael A. Littman
Attorney at Law
7609 Ralston Road
Arvada, CO 80002

Dear Mr. Gervaise-Brazier:

We have reviewed the disclosures of PAYGARD, INC. (Commission File Number 0-29685) included in its Form 8-K/A relative to our resignation as auditor and are in agreement with the statements made therein.

Sincerely,
Gordon, Hughes, & Banks, LLP
/s/Gordon, Hughes, & Banks, LLP